Exhibit 10.7

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and is treated by the Registrant as private or confidential.

AMENDED AND RESTATED REGISTRATION AND STOCKHOLDER RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION AND STOCKHOLDER RIGHTS AGREEMENT (this “Agreement”), dated as of November 1, 2022, is made and entered into by and among OmniAb, Inc., a Delaware corporation, formerly known as Avista Public Acquisition Corp. II, a Cayman Islands exempted company (the “Company”), Avista Acquisition LP II, a Cayman Islands exempted limited partnership (the “Sponsor”), the undersigned parties listed under Existing Holder on the signature page hereto (each such party, together with the Sponsor and any person or entity deemed an “Existing Holder” who hereafter becomes a party to this Agreement pursuant to Section 6.2 of this Agreement, an “Existing Holder” and, collectively, the “Existing Holders”), the undersigned directors and officers of Ligand (as defined below) and/or OmniAb, as applicable, who are listed as New Holders on the signature pages hereto (each such party, together with any person or entity deemed a “New Holder” who hereafter becomes a party to this Agreement pursuant to Section 6.2 of this Agreement, a “New Holder” and collectively the “New Holders”) and solely with respect to Section 2.2.1, Article 4 and Section 6.14, Ligand Pharmaceuticals Incorporated, a Delaware corporation (“Ligand”). Capitalized terms used but not otherwise defined in this Agreement shall have the meaning ascribed to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, on August 9, 2021, the Company, the Sponsor and certain other parties thereto entered into that certain Registration Rights and Shareholder Rights Agreement (the “Existing Agreement”), pursuant to which the Company granted the Existing Holders certain registration rights with respect to certain securities of the Company;

WHEREAS, the Company has entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 23, 2022, by and among the Company, Orwell Merger Sub, Inc., a Delaware corporation, Ligand, and OmniAb Operations, Inc. (formerly known as OmniAb, Inc.), a Delaware corporation;

WHEREAS, in connection with the closing of the Transactions and subject to the terms and conditions set forth in the Merger Agreement and the other Transaction Documents, the Existing Holders and New Holders were issued shares of common stock, par value $0.0001 per share, of the Company (the “Domesticated Parent Common Stock”), in each case, in such amounts and subject to such terms and conditions set forth in the Merger Agreement;

WHEREAS, in order to finance the Company’s transaction costs in connection with an intended Business Combination (as defined below), the Sponsor or certain of the Company’s officers or directors may, but are not obligated to, loan the Company funds as the Company may require, of which up to $2,000,000 of such loans may be convertible into an additional 1,333,333 Private Placement Warrants (as defined below) (the “Working Capital Warrants”); and

WHEREAS, pursuant to Section 6.8 of the Existing Agreement, any of the provisions, covenants and conditions set forth therein may be amended or modified upon the written consent of the Company and the Holders (as defined therein) of at least a majority-in-interest of the Registrable Securities (as defined therein) at the time in question; and

WHEREAS, the Company, Sponsor and the other parties to the Existing Agreement desire to amend and restate the Existing Agreement in order to provide the Existing Holders and the New Holders certain registration rights with respect to certain securities of the Company, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Board or the Chairman, Chief Executive Officer or Chief Financial Officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, and (iii) the Company has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble.

“Backstop Shares” shall have the meaning set forth in the A&R Forward Purchase Agreement.

“Backstop Warrants” shall have the meaning set forth in the A&R Forward Purchase Agreement.

“Board” shall mean the Board of Directors of the Company.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“Company” shall have the meaning given in the Preamble.

“D&O Lock-Up Period” shall mean with respect to the shares of Domesticated Parent Common Stock issued to the New Holders in connection with the consummation of the Merger and held by the New Holders or their Permitted Transferees, the period ending on the earliest of (A) three months after the date hereof and (B) the date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Domesticated Parent Common Stock for cash, securities or other property.

“Domesticated Parent Common Stock” shall have the meaning given in the Recitals.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Existing Agreement” shall have the meaning given in the Recitals.

“Existing Holders” shall have the meaning given in the Preamble.

“Form S-1” shall mean Form S-1 or any similar long-form registration statement that may be available at such time.

“Form S-3” shall have the meaning given in subsection 2.2.1.

“Forward Purchase Shares” shall have the meaning set forth in the A&R Forward Purchase Agreement.

“Forward Purchase Warrants” shall have the meaning set forth in the A&R Forward Purchase Agreement.

“Founder Shares” shall mean all shares of Domesticated Parent Common Stock issued to the Existing Holders in respect of the shares of Parent Class B Common Stock held by the Existing Holders pursuant to the Domestication.

“Founder Shares Lock-Up Period” shall mean, with respect to the Founder Shares, the period ending on the earliest of (A) one year after the date hereof and (B) the first date on which, (x) the last reported sales price of a share of Domesticated Parent Common Stock equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30)-trading day period commencing at least one hundred fifty (150) days after the date hereof or (y) the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Domesticated Parent Common Stock for cash, securities or other property.

“Holder Information” shall have the meaning given in subsection 4.1.2.

“Holders” shall mean the Existing Holders, the New Holders, and, solely with respect to Section 2.2.1 and Article 4, the Ligand Equity Award Holders and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2.

“Insider Letter” shall mean any of those certain letter agreements, dated as of August 9, 2021 (as amended by the Sponsor Insider Agreement entered into on the Closing Date), by and between the Company, the Sponsor and each of the Company’s officers, directors and director nominees.

“Ligand Equity Award Holders” shall mean any Company Service Provider (as defined in the Employee Matters Agreement, dated as of March 23, 2022) who hold Registrable Securities.

“Lock-Up Period” shall mean the Founder Shares Lock-Up Period, the D&O Lock-Up Period or the Private Warrant Lock-Up Period, as applicable.

“Maximum Number of Securities” shall have the meaning given in subsection 2.1.2.

“Merger Agreement” shall have the meaning given in the Recitals.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

“New Holders” shall have the meaning given in the Preamble.

“Permitted Transferees” shall mean any person or entity to whom a Holder is permitted to Transfer such securities prior to the expiration of the applicable Lock-Up Period as set forth in subsection 3.6.2.

“Piggyback Registration” shall have the meaning given in subsection 2.1.1.

“Private Placement Warrants” shall mean the 8,233,333 Domesticated Parent Warrants to be issued to holders of Parent Private Placement Warrants pursuant to the Domestication.

“Private Warrant Lock-Up Period” shall mean, with respect to Private Placement Warrants, Backstop Warrants and Forward Purchase Warrants that are held by the initial purchasers of such warrants or their Permitted Transferees, and any of the shares of Domesticated Parent Common Stock issued or issuable upon the exercise or conversion of such warrants and that are held by the initial purchasers of the applicable warrants being converted or their Permitted Transferees, the period ending thirty (30) days after the date hereof.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (a) the Founder Shares (including any shares of Domesticated Parent Common Stock or other equivalent equity security issued or issuable upon the conversion of any such Founder Shares or exercisable for shares of Domesticated Parent Common Stock), (b) the Backstop Shares, (c) the Forward Purchase Shares, (d) the Private Placement Warrants (including any shares of Domesticated Parent Common Stock issued or issuable upon the exercise of any such Private Placement Warrants), (e) the Working Capital Warrants (including any shares of Domesticated Parent Common Stock issued or issuable upon the exercise of any such Working Capital Warrants), (f) the Backstop Warrants (including any shares of Domesticated Parent Common Stock issued or issuable upon the conversion of any such Backstop Warrants), (g) the Forward Purchase Warrants (including any shares of Domesticated Parent Common Stock issued or issuable upon the conversion of any such Forward Purchase Warrants), (h) shares of Domesticated Parent Common Stock issued to a New Holder as consideration pursuant to the Merger, (i) shares of Domesticated Parent Common Stock issuable upon vesting, settlement, or exercise of restricted stock units, performance stock units, options, warrants, or other rights held by a New Holder; (j) shares of Domesticated Parent Common Stock held by, or issuable upon vesting, settlement, or exercise of restricted stock units, performance stock units, options, warrants, or other rights held by, a Ligand Equity Award Holder) and (k) any other equity security of the Company issued or issuable with respect to any such Domesticated Parent Common Stock by way of a share capitalization or share split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; (iv) such securities may be sold without registration pursuant to Rule 144 or any successor rule promulgated under the Securities Act (but with no volume or other restrictions or limitations, including as to manner or timing of sale); or (v) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the shares of Domesticated Parent Common Stock are then listed;

(B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

(D) reasonable fees and disbursements of counsel for the Company;

(E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and

(F) in an Underwritten Offering or other offering involving an Underwriter, reasonable fees and expenses of one (1) legal counsel selected by the majority-in-interest of the Takedown Requesting Holders initiating an Underwritten Shelf Takedown, not to exceed $50,000 without the consent of the Company (not to be unreasonably withheld, conditioned or delayed).

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Restricted Shares” shall have the meaning given in subsection 3.6.1.

“Rule 415” shall have the meaning given in subsection 2.2.1.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf” shall mean a registration statement filed pursuant to subsection 2.2.1.

“Sponsor” shall have the meaning given in the Recitals hereto.

“Sponsor Director” means an individual elected to the Board that has been nominated by the Sponsor pursuant to this Agreement.

“Subsequent Shelf Registration” shall have the meaning given in subsection 2.2.2.

“Takedown Requesting Holder” shall have the meaning given in subsection 2.2.3.

“Transfer” shall mean a registration statement filed pursuant to subsection 3.6.1.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Underwritten Shelf Takedown” shall have the meaning given in subsection 2.2.3.

“Working Capital Warrants” shall have the meaning given in the Recitals hereto.

ARTICLE 2

REGISTRATIONS

2.1 Piggyback Registration.

2.1.1 Piggyback Rights. If, at any time on or after the date hereof, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company), other than a Registration Statement (i) filed in connection with any employee share option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iv) for an offering of debt that is convertible into equity securities of the Company or (v) for a dividend reinvestment plan, then the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable but not less than seven (7) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within three (3) business days after receipt of such written notice (such Registration a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.1.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.1.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company. The notice periods set forth in this subsection 2.1.1 shall not apply to an Underwritten Shelf Takedown conducted in accordance with subsection 2.2.3.

2.1.2 Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration (other than Underwritten Shelf Takedown), in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of the shares of Domesticated Parent Common Stock that the Company desires to sell, taken together with (i) the shares of Domesticated Parent Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant Section 2.1 hereof, and (iii) the shares of Domesticated Parent Common Stock, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then:

(a) If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, the shares of Domesticated Parent Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.1.1 hereof, pro rata based on the respective number of Registrable Securities that each Holder has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Holders have requested be included in such Underwritten Registration (such proportion is referred to herein as “Pro Rata”) exercising its rights to register its Registrable Securities pursuant to subsection 2.1.1 hereof, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Domesticated Parent Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities;

(b) If the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, the shares of Domesticated Parent Common Stock or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.1.1, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Domesticated Parent Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the shares of Domesticated Parent Common Stock or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

2.1.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.1.3.

2.2 Shelf Registrations.

2.2.1 Initial Registration. The Company shall use commercially reasonable efforts to, within thirty (30) days after the date hereof, file a Registration Statement under the Securities Act to permit the public resale of all the Registrable Securities held by the Holders from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) (“Rule 415”) on the terms and conditions specified in this Section 2.2.1 and shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective as soon as practicable after the filing thereof. The Registration Statement filed with the Commission pursuant to this Section 2.2.1 shall be a shelf registration statement on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities, covering such Registrable Securities, and shall contain a Prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 at any time beginning on the effective date for such Registration Statement. A Registration Statement filed pursuant to this Section 2.2.1 shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders. The Company shall use its commercially reasonable efforts to cause a Registration Statement filed pursuant to this Section 2.2.1 to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities. As soon as practicable following the effective date of a Registration Statement filed pursuant to this Section 2.2.1, the Company shall notify the Holders of the effectiveness of such Registration Statement. When effective, a Registration Statement filed pursuant to this Section 2.3.1 (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Registration Statement, in the light of the circumstances under which such statement is made). In the event the Company files a Shelf on Form S-1, the Company shall use its commercially reasonable efforts to convert the Form S-1 to a shelf registration statement on Form S-3 (“Form S-3”) as soon as practicable after the Company is eligible to use Form S-3.

2.2.2 Subsequent Shelf Registration. If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities included thereon are still outstanding or if the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement for any reason at any time while Registrable Securities are still outstanding, the Company shall, subject to Section 3.4, use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including using its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Shelf) and correct any such Misstatement, and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement (a “Subsequent Shelf Registration”) registering the resale of all Registrable Securities including on such Shelf (determined as of two (2) business days prior to such filing), and pursuant to any method or combination of methods legally available to, and requested by, any Holder. If a Subsequent Shelf Registration is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof and (ii) keep such Subsequent Shelf Registration continuously effective and available for use to permit the Holders named therein to sell their Registrable Securities included therein, and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities included thereon. Any such Subsequent Shelf Registration shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf

Registration shall be on another appropriate form. In the event that any Holder holds Registrable Securities that are not registered for resale on a delayed or continuous basis, the Company, upon written request of a Holder shall promptly use its commercially reasonable efforts to cause the resale of such Registrable Securities to be covered by either, at the Company’s option, a Shelf (including by means of a post-effective amendment) or a Subsequent Shelf Registration and cause the same to become effective as soon as practicable after such filing and such Shelf or Subsequent Shelf Registration shall be subject to the terms hereof; provided, however, the Company shall only be required to cause such Registrable Securities to be so covered once annually after inquiry of the Holder. The Company’s obligation under this Section 2.2.2, shall, for the avoidance of doubt, be subject to Section 3.4.

2.2.3 Requests for Underwritten Shelf Takedowns. Subject to Section 3.4, following the expiration of the applicable Lock-Up Period, the Sponsor may request to sell all or any portion of its Registrable Securities in an underwritten offering that is registered pursuant to the Shelf (each, an “Underwritten Shelf Takedown”); provided that the Company shall only be obligated to effect an Underwritten Shelf Takedown if such offering shall include securities with a total offering price (including piggy-back securities and before deduction of underwriting discounts) reasonably expected to exceed, in the aggregate, $15,000,000. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company at least 48 hours prior to the public announcement of such Underwritten Shelf Takedown, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Shelf Takedown. The Company shall include in any Underwritten Shelf Takedown the securities requested to be included by any Holder (each a “Takedown Requesting Holder”) at least 48 hours prior to the public announcement of such Underwritten Shelf Takedown pursuant to written contractual piggy-back registration rights of such holder (including to those set forth herein). The Sponsor shall have the right to select the underwriter(s) for such offering (which shall consist of one or more reputable nationally recognized investment banks), subject to the Company’s prior approval which shall not be unreasonably withheld, conditioned or delayed. The Sponsor may demand not more than one (1) Underwritten Shelf Takedowns pursuant to this Section 2.2.3 in any six (6)-month period. Notwithstanding anything to the contrary in this Agreement, the Company may effect any Underwritten Offering pursuant to any then effective Registration Statement, including a Form S-3, that is then available for such offering, subject to the provisions of Section 2.1.

2.2.4 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Shelf Takedown, in good faith, advises the Company, the Sponsor and the Takedown Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities that the Sponsor and the Takedown Requesting Holders (if any) desire to sell, taken together with all other shares of Domesticated Parent Common Stock or other equity securities that the Company desires to sell, exceeds the Maximum Number of Securities, then the Company shall include in such Underwritten Shelf Takedown, as follows: (i) first, the Registrable Securities of the Sponsor that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the shares of Domesticated Parent Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Domesticated Parent Common Stock or other equity securities of the Takedown Requesting Holders, if any, that can be sold without exceeding the Maximum Number of Securities, determined Pro Rata based on the respective number of Registrable Securities that each Takedown Requesting Holder has so requested to be included in such Underwritten Shelf Takedown.

2.2.5 Withdrawal. The Sponsor shall have the right to withdraw from an Underwritten Shelf Takedown for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of its intention to withdraw from such Underwritten Shelf Takedown prior to the public announcement of such Underwritten Shelf Takedown. If so withdrawn, a demand for an Underwritten Shelf Takedown shall constitute a demand for an Underwritten Shelf Takedown by the Sponsor for purposes of subsection 2.2.3, unless either (i) the Sponsor has not previously withdrawn any Underwritten Shelf Takedown or (ii) the Sponsor reimburses the Company for all Registration Expenses with respect to such Underwritten Shelf Takedown (or, if there is more than one Takedown Requesting Holders, a pro rata portion of such Registration Expenses based on the respective number of Registrable Securities that each Takedown Requesting Holder has requested be included in such Underwritten Shelf Takedown). Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with an Underwritten Shelf Takedown prior to and including a withdrawal under this subsection 2.2.5, unless the Sponsor elect to pay such Registration Expenses pursuant to clause (ii) of this subsection 2.2.5.

2.3 Market Stand-off. In connection with any Underwritten Offering of equity securities of the Company, if requested by the managing Underwriters, each Holder that is an executive officer, director or Holder in excess of five percent (5%) of the outstanding Common Stock agrees that it shall not Transfer any equity securities of the Company (other than those included in such offering pursuant to this Agreement), without the prior written consent of the Company, during the ninety (90)-day period (or such shorter time agreed to by the managing Underwriters) beginning on the date of pricing of such offering, except as expressly permitted by such lock-up agreement or in the event the managing Underwriters otherwise agree by written consent. Each such Holder that participates and sells Registrable Securities in such Underwritten Offering agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as all such Holders that execute a lock-up agreement).

ARTICLE 3

COMPANY PROCEDURES

3.1 General Procedures. If at any time the Company is required to effect the Registration of Registrable Securities, the Company shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, in a timely manner:

3.1.1 prepare and file with the Commission as soon as reasonably practicable a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the Holders or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until the earlier of (a) all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or (b) the termination of this Agreement;

3.1.3 prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.1.4 prior to any public offering of Registrable Securities, use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 use commercially reasonable efforts to cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by the Company are then listed;

3.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus other than by way of a document incorporated by reference (or such shorter period of time as may be (a) necessary in order to comply with the Securities Act, the Exchange Act, and the rules and regulations promulgated under the Securities Act or Exchange Act, as applicable or (b) advisable in order to reduce the number of days that sales are suspended pursuant to Section 3.4) furnish a copy thereof to each seller of such Registrable Securities or its counsel, excluding any exhibits thereto and any filing made under the Exchange Act that is to be incorporated by reference therein;

3.1.9 notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10 in the event of an Underwritten Offering or a sale by a placement agent or sales agent pursuant to such Registration, permit a representative of the Holders, the Underwriters, if any, and any attorney or accountant retained by such Holders, Underwriter, placement agent or sales agent to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, placement agent, sales agent attorney or accountant in connection with the Registration; provided, however, that such representatives, Underwriters, placement agents, sales agents, attorneys or accountant enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information; and provided further, that the Company will not include the name of any Holder or any information regarding any Holder not participating in such sale pursuant to such Registration unless required by the Commission or any applicable law, rules or regulations;

3.1.11 obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Registration, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.12 in the event of an Underwritten Offering or a sale by a placement agent or sales agent pursuant to such Registration, on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority in interest of the participating Holders;

3.1.13 in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

3.1.14 otherwise use its commercially reasonable efforts to make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission), and which requirement will be deemed satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act (or any successor rule promulgated thereafter by the Commission);

3.1.15 with respect to an Underwritten Offering pursuant to Section 2.2.3, if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $50,000,000, use its commercially reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering; and

3.1.16 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the participating Holders, consistent with the terms of this Agreement, in connection with such Registration.

Notwithstanding the foregoing, the Company shall not be required to provide any documents or information to an Underwriter or other sales agent or placement agent if such Underwriter or other sales agent or placement agent has not then been named with respect to the applicable Underwritten Offering or other offering involving a Registration and an Underwriter.

3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

3.3 Requirements for Participation in Underwritten Offerings. Notwithstanding anything in this Agreement to the contrary, if any Holder does not provide the Company with its requested Holder Information, the Company may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if the Company determines, based on the advice of counsel, that such information is necessary to effect the Registration. No person may participate in any Underwritten Offering or other offering involving a Registration and an Underwriter for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such arrangements.

3.4 Suspension of Sales; Adverse Disclosure; Restrictions on Registration Rights.

3.4.1 Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, or in the opinion of counsel for the Company it is necessary to supplement or amend such Prospectus to comply with law, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed.

3.4.2 If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would (i) require the Company to make an Adverse Disclosure, (ii) would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, (iii) in the good faith judgment of the majority of the Board, be seriously detrimental to the Company and the majority of the Board concludes as a result that it is essential to defer such filing, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than thirty (30) days, determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities, and in each case maintain the confidentiality of such notice and its contents. The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this subsection 3.4.2.

3.4.3 Subject to subsection 3.4.4, if (i) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred twenty (120) days (or such shorter time as the managing Underwriters may agree) after the effective date of, a Company-initiated Registration and provided that the Company continues to actively employ, in good faith, all reasonable efforts to cause the applicable Registration Statement to become effective or maintain the effectiveness of the applicable Registration Statement, or (ii) pursuant to subsection 2.2.3, Holders have requested an Underwritten Shelf Takedown and the Company and Holders are unable to obtain the commitment of underwriters to firmly underwrite such offering, then, in each case, the Company may, upon giving prompt written notice of such action to the Holders, delay any other registered offering pursuant to subsection 2.2.3.

3.4.4 The right to delay or suspend any filing, initial effectiveness or continued use of a Registration Statement pursuant to subsection 3.4.2 or a registered offering pursuant to subsection 3.4.3 shall be exercised by the Company, in either case, for not more than sixty (60) consecutive calendar days or more than one hundred twenty (120) total calendar days during any twelve (12)-month period.

3.4.5 Notwithstanding anything to the contrary set forth herein, the Company shall not be required provide any Holder with any material, nonpublic information regarding the Company other than to the extent that providing notice to such Holder hereunder constitutes material, nonpublic information regarding the Company.

3.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to use commercially reasonable efforts to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings; provided that any documents publicly filed or furnished with the Commission pursuant to the Electronic Data Gathering, Analysis and Retrieval System shall be deemed to have been furnished or delivered to the Holders pursuant to this Section 3.5. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Domesticated Parent Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule then in effect), including providing any customary legal opinions. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

3.6 Transfer Restrictions.

3.6.1 Except with respect to a Transfer to a Permitted Transferee, during the applicable Lock-Up Periods, no Existing Holder or New Holder shall, directly or indirectly, (a) offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase, make any short sale or otherwise dispose of or distribute, establish or increase a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b) (each, a “Transfer”) any (i) shares of Domesticated Parent Common Stock or any other shares of the Company’s capital stock, (ii) options or warrants to purchase any shares of Domesticated Parent Common Stock or any other shares of the Company’s capital stock or (iii) securities convertible into, exercisable for, exchangeable for or that represent the right to receive shares of Domesticated Parent Common Stock or any other shares of the Company’s capital stock, in each case, whether now owned or hereinafter acquired, that are owned directly by such Existing Holder or New Holder (including securities held as a custodian) or with respect to which such Existing Holder or New Holder has beneficial ownership within the rules and regulations of the Commission (collectively, the “Restricted Shares”). The foregoing restriction is expressly agreed to preclude each Existing Holder and New Holder from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Restricted Shares even if such Restricted Shares would be disposed of by someone other than such Existing Holder or each New Holder, as applicable. Such prohibited hedging or other transactions include any short sale or any purchase, sale or grant of any right (including any put or call option) with respect to any of the Restricted Shares of the applicable Existing Holder or New Holder or with respect to any security that includes, relates to, or derives any significant part of its value from such Restricted Shares; provided, however, that the foregoing restrictions are not intended to cover liens established in the ordinary course in favor of a broker-dealer over property held in an account with such broker-dealer generally.

3.6.2 Notwithstanding the provisions set forth in subsection 3.6.1:

(a) with respect to any Existing Holder, Transfers of Registrable Securities are permitted during the applicable Lock-Up Period:

(i) to the Company’s officers or directors, any Affiliate or family member of any of the Company’s officers or directors,

(ii) to any members or partners of the Sponsor or their Affiliates, any Affiliates of the Sponsor, or any employees of such Affiliates;

(iii) in the case of an individual, by gift to a member of one of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person or to a charitable organization;

(iv) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual;

(v) in the case of an individual, pursuant to a qualified domestic relations order;

(vi) by virtue of the Sponsor’s organizational documents upon liquidation or dissolution of the Sponsor;

(vii) to the Company for no value for cancellation; and

(viii) in connection with a liquidation, merger, amalgamation, stock exchange, reorganization, tender offer approved by the Board or a duly authorized committee thereof or other similar transactions which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property;

provided that in the case of any Transfer pursuant to clauses (a)(i), (ii), (iii), (iv), (v), (vi) and (vii) such Transfer shall not involve a disposition for value; provided, further that in the case of any Transfer pursuant to clauses (a)(i), (ii), (iii), (iv) and (vi), each donee, devisee, transferee or distributee enters into a written agreement with the Company agreeing to be bound to the restrictions set forth herein; and provided, further, that in the case of any permitted Transfer no public filing, report or announcement shall be voluntarily made and if any filing under Section 16(a) of the Exchange Act, or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Domesticated Parent Common Stock in connection with such Transfer shall be legally required during the applicable Lock-Up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto the nature and conditions of such transfer.

(b) with respect to any New Holder, Transfers of Domesticated Parent Common Stock are permitted during the applicable Lock-Up Period:

(i) to any New Holder’s Affiliate;

(ii) in the case of an individual, by gift to a member of one of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person or to a charitable organization;

(iii) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual;

(iv) in the case of an individual, pursuant to a qualified domestic relations order;

(v) to the Company for no value for cancellation;

(vi) in connection with a liquidation, merger, amalgamation, stock exchange, reorganization, tender offer approved by the Board or a duly authorized committee thereof or other similar transactions which results in all of the Company’s stockholders having the right to exchange their shares of Domesticated Parent Common Stock for cash, securities or other property;

(vii) to the Company from an employee of the Company upon death, disability or termination of employment, in each case, of such employee;

(viii) to the Company in connection with the vesting, settlement, or exercise of restricted stock units, performance stock units, options, warrants or other rights to purchase shares of Domesticated Parent Common Stock (including, in each case, by way of “net” or “cashless” exercise), including for the payment of exercise price and tax and remittance payments due as a result of the vesting, settlement, or exercise of such restricted stock units, performance stock units, options, warrants or rights; provided that any such restricted stock units, performance stock units, options, warrants or other rights are held by a New Holder pursuant to an agreement or equity awards granted under a stock incentive plan or other equity award plan;

(ix) as part of a sale of Domesticated Parent Common Stock to cover the payment of any exercise price and tax and remittance payment due as the result of the vesting, settlement, or exercise of restricted stock units, performance stock units, options, warrants or other rights to purchase shares of Domesticated Parent Common Stock; provided that any such restricted stock units, performance stock units, options, warrants or other rights are held by a New Holder pursuant to an agreement or equity awards granted under a stock incentive plan or other equity award plan;

(x) to the Company in connection with the vesting or settlement of the Earnout Shares received for the payment of tax and remittance payments due as a result of the vesting of such Earnout Shares;

(xi) as part of a sale of Domesticated Parent Common Stock to cover the payment of any tax and remittance payment due as the result of the vesting of Earnout Shares; and

(xii) as part of a sale of Domesticated Parent Common Stock acquired in open market transactions after the date hereof;

provided that in the case of any Transfer pursuant to clauses (b)(i), (ii), (iii), (iv), (v) and (vii) such Transfer shall not involve a disposition for value; provided, further that in the case of any Transfer pursuant to clauses (b)(i), (ii) and (iii), each donee, devisee, transferee or distributee enters into a written agreement with the Company agreeing to be bound to the restrictions set forth herein; and provided, further, that in the case of any permitted Transfer no public filing, report or announcement shall be voluntarily made and if any filing under Section 16(a) of the Exchange Act, or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Domesticated Parent Common Stock in connection with such Transfer shall be legally required during the applicable Lock-Up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto the nature and conditions of such transfer.

(c) the Board may, in its sole discretion, determine to waive, amend, or repeal the lock-up obligations set forth in subsection 3.6.1; provided that any such waiver, amendment or repeal shall require, in addition to any other vote of the members of the Board required to take such action pursuant to these bylaws or applicable law, the affirmative vote of the Sponsor Director.

3.6.3 Each Existing Holder and each New Holder hereby represents and warrants that it now has and, except as contemplated by Section 3.6.2 for the duration of the applicable Lock-Up Period, will have good and marketable title to its Restricted Shares, free and clear of all liens, encumbrances, and claims that could impact the ability of such Existing Holder or New Holder, as applicable, to comply with the foregoing restrictions. Each Existing Holder and each New Holder agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the Transfer of any Restricted Shares during the applicable Lock-Up Period, except in compliance with the foregoing restrictions.

ARTICLE 4

INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

4.1.1 The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus (the “Holder Information”) and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained or incorporated by reference in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in (or not contained in, in the case of an omission) any information or affidavit so furnished in writing by or on behalf of such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

4.1.3 Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement, which (a) cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), (b) includes a statement or admission of fault and culpability on the part of such indemnified party or (c) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the Transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

4.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE 5

STOCKHOLDER RIGHTS

5.1 Stockholder Rights. At any time and from time to time on or after the date hereof and until the later of (i) such time as the Sponsor ceases to beneficially own at least ten percent (10%) of the Company’s outstanding voting stock and (ii) subject to compliance with the rules of The Nasdaq Stock Market, the third anniversary of the date of this Merger Agreement:

5.1.1 The Sponsor shall have the right, but not the obligation, to designate one individual to be appointed or nominated, as the case may be, for election to the Board (including any successor, each, a “Nominee”) as a Class III director by giving written notice to the Company on or before the time such information is reasonably requested by the Board or the Nominating Committee of the Board, as applicable, for inclusion in a proxy statement for a meeting of stockholders provided to the Sponsor. Any Nominee shall be subject to the consent of the Board (not to be unreasonably withheld, conditioned or delayed); provided, that the Board’s consent shall not be required if such Nominee is Josh Tamaroff, Garrett Lustig, or any individual who is a director of the Company as of the date of the Merger Agreement.

5.1.2 The Company will, as promptly as practicable, use its commercially reasonable efforts to ensure that there is one Sponsor Director serving on the Board at all times that the Sponsor shall be entitled to nominate a Director.

5.1.3 The Company shall, to the fullest extent permitted by applicable law, use its commercially reasonable efforts to ensure that: (i) the Nominee is included in the Board’s slate of nominees to the stockholders of the Company for each election of the applicable class of Directors; and (ii) the Nominee is included in the proxy statement prepared by management of the Company in connection with soliciting proxies for such meeting of the stockholders of the Company called with respect to the election of members of the Board, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company or the Board with respect to the election of members of the Board.

5.1.4 If a vacancy occurs because of the death, disability, disqualification, resignation, or removal (or for any other reason) of a Sponsor Director, the Sponsor shall be entitled to designate such person’s successor, and the Company will promptly following such designation use its commercially reasonable efforts to ensure that such vacancy shall be filled with such successor Nominee.

5.1.5 If a Nominee is not elected for any reason, the Sponsor shall be entitled to designate promptly another Nominee and the Company will use its commercially reasonable efforts to ensure that the director position for which such Nominee was nominated shall not be filled pending such designation or that the size of the Board shall be increased by one and such vacancy shall be filled with such successor Nominee as promptly as practicable following such designation.

5.1.6 Promptly following the request of any Sponsor Director, the Company shall enter into an indemnification agreement with such Sponsor Director, in the form entered into with the other members of the Board. The Company shall pay the reasonable, documented out-of-pocket expenses incurred by the Sponsor Director in connection with his or her services provided to or on behalf of the Company, including attending meetings or events attended explicitly on behalf of the Company at the Company’s request.

5.1.7 Any Nominee will be subject to the Company’s customary due diligence process, including its review of a completed questionnaire and a background check. Based on the foregoing, the Company may object to any Nominee provided (a) it does so in good faith, and (b) such objection is based upon any of the following: (i) such Nominee was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses), (ii) such Nominee was the subject of any order, judgment or decree not subsequently reversed, suspended or vacated of any court of competent jurisdiction, permanently or temporarily enjoining such proposed director from, or otherwise limiting, the following activities: (A) engaging in any type of business practice, or (B) engaging in any activity in connection with the purchase or sale of any security or in connection with any violation of federal or state securities laws, (iii) such Nominee was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting the right of such person to engage in any activity described in clause (ii)(B), or to be associated with persons engaged in such activity, (iv) such proposed director was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated, or (v) such proposed director was the subject of, or a party to any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to a violation of any federal or state securities laws or regulations. In the event the Board reasonably finds the Nominee to be unsuitable based upon one or more of the foregoing clauses (i) through (v) and reasonably objects to the identified director, the Sponsor shall be entitled to propose a different nominee to the Board within thirty (30) calendar days of the Company’s notice to the Sponsor of its objection to the Nominee and such replacement Nominee shall be subject to the review process outlined above.

ARTICLE 6

MISCELLANEOUS

6.1 Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail, telecopy, telegram or facsimile. Each notice or communication that is mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail, telecopy, telegram or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: OmniAb, Inc. 5980 Horton Street, Suite 405, Emeryville, CA 94608, Attention: Charles Berkman, with copy to: Latham & Watkins LLP, 12670 High Bluff Drive, San Diego, California 92130, Attention: Matthew T. Bush, Esq., and, if to any Holder, at such Holder’s address or facsimile number as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 6.1.

6.2 Assignment; No Third Party Beneficiaries.

6.2.1 This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

6.2.2 Prior to the expiration of the applicable Lock-Up Period, as the case may be, no Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, except in connection with a Transfer of Registrable Securities by such Holder to a Permitted Transferee.

6.2.3 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.

6.2.4 This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement.

6.2.5 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 6.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any Transfer or assignment made other than as provided in this Section 6.2 shall be null and void.

6.3 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

6.4 Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

6.5 Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements (including the Existing Agreement), representations, understandings, negotiations and discussions between the parties, whether oral or written.

6.6 Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (1) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION AND (2) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK.

6.7 WAIVER OF TRIAL BY JURY. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.8 Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority-in-interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected; and provided, further, that the Company may waive the lockup restrictions as set forth in Section 3.6.2. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

6.9 Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

6.10 Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

6.11 Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the Holders may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

6.12 Other Registration Rights. The Company represents and warrants that no person, other than a Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other person. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

6.13 Additional Holder Information. Each Holder agrees, if requested in writing, to represent to the Company the total number of Registrable Securities held by such Holder, to the extent necessary for the Company to make determinations hereunder.

6.14 No Third-Party Beneficiaries. In Ligand’s sole discretion, Ligand may enforce the provisions of Section 1.1 (definition of Holder), subsection 2.2.1 and Article IV, to the extent applicable, on behalf of the Ligand Equity Award Holders. For the avoidance of doubt, none of the Ligand Equity Award Holders is or is intended to be a third-party beneficiary of this Agreement.

6.15 Term. This Agreement shall terminate upon the earlier of (i) the fifth anniversary of the date of this Agreement and (ii) with respect to any Holder, on the date that such Holder no longer holds any Registrable Securities. The provisions of Section 3.5 and Article IV shall survive any termination.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

OMNIAB, INC.

By:	/s/ Matthew W. Foehr
Name:	Matthew W. Foehr
Title:	President and Chief Executive Officer

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

HOLDERS:

AVISTA ACQUISITION LP II
By: Avista Acquisition GP LLC II, its general partner

By:	/s/ David Burgstahler
Name:	David Burgstahler
Title:	Manager

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

HOLDERS:

WILLIAM KLITGAARD

By:	/s/ William Klitgaard
Address:	[***]

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

HOLDERS:

LÂLE WHITE

By:	/s/Lâle White
Address:	[***]

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

HOLDERS:

WENDEL BARR

By:	/s/ Wendel Barr
Address:	[***]

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

NEW HOLDERS:

JOHN HIGGINS

By:	/s/ John Higgins
Address:	[***]

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

NEW HOLDERS:

JOHN KOZARICH

By:	/s/ John Kozarich
Address:	[***]

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

NEW HOLDERS:

JASON M. ARYEH

By:	/s/ Jason Aryeh
Address:	[***]

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

NEW HOLDERS:

SARAH BOYCE

By:	/s/ Sarah Boyce
Address:	[***]

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

NEW HOLDERS:

JENNIFER COCHRAN

By:	/s/ Jennifer Cochran
Address:	[***]

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

NEW HOLDERS:

TODD DAVIS

By:	/s/ Todd Davis
Address:	[***]

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

NEW HOLDERS:

NANCY GRAY

By:	/s/ Nancy Gray
Address:	[***]

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

NEW HOLDERS:

JOHN LAMATTINA

By:	/s/ John Lamattina
Address:	[***]

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

NEW HOLDERS:

SUNIL PATEL

By:	/s/ Sunil Patel
Address:	[***]

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

NEW HOLDERS:

STEPHEN SABBA

By:	/s/ Stephen Sabba
Address:	[***]

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

NEW HOLDERS:

MATTHEW FOEHR

By:	/s/ Matthew Foehr
Address:	[***]

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

NEW HOLDERS:

CHARLES BERKMAN

By:	/s/ Charles Berkman
Address:	[***]

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

NEW HOLDERS:

KURT GUSTAFSON

By:	/s/ Kurt Gustafson
Address:	[***]

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

NEW HOLDERS:

CAROLYN BERTOZZI

By:	/s/ Carolyn Bertozzi
Address:	[***]

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

Solely with respect to Section 2.2.1, Article 4 and Section 6.14

LIGAND PHARMACEUTICALS INCORPORATED

By:	/s/ Matthew Korenberg
Name:	Matthew Korenberg
Title:	President and Chief Executive Officer

[Signature Page to A&R Registration Rights Agreement]